EMPLOYEE BENEFIT PLANS (Pre-tax Amounts in AOCI Not Yet Recognized as Components of Net Periodic Costs) (Detail) - USD ($) $ in Millions	Dec. 31, 2019	Dec. 31, 2018
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Prior service costs	$ (0.7)	$ (0.8)
Net actuarial (loss) gain	(14.5)	(24.1)
Total	(15.2)	(24.9)
Post Retirement Medical Plan [Member]
Defined Benefit Plan Disclosure [Line Items]
Prior service costs	(4.0)	(4.7)
Net actuarial (loss) gain	6.1	4.0
Total	$ 2.1	$ (0.7)